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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 18, 2003

                             UNICCO SERVICE COMPANY
               (Exact Name of Registrant as Specified in Charter)


Massachusetts                               333-42407                  04-2872501

(State of Other Jurisdiction                (Commission File           (IRS Employer
Incorporation)                              Number)                    Identification No.)

               275 Grove Street, Suite 3-200, Auburndale, MA 02466

               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (617) 527-5222

                                 Not applicable

          (Former Name or Former Address, if changed since Last Report)



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ITEM 9.  REGULATION FD DISCLOSURE.

Beginning on July 18, 2003, UNICCO Service Company (the "Company" or "UNICCO") is furnishing to holders (the "Noteholders") of the Company's 9-7/8% Senior Subordinated Notes (the "Notes") certain information soliciting the Noteholders' consent to certain waivers and amendments to the Indenture governing the Notes. The Information Statement circulated to the Noteholders describing such waivers and amendments, including the form of Supplemental Indenture and accompanying exhibit of the form of global note, and a cover letter from the Company's Chief Financial Officer, Kevin S. Nolan, are attached hereto as exhibits and are incorporated herein by reference. Included in the Information Statement attached hereto as Exhibit 99.1 are an unaudited condensed consolidated pro forma balance sheet of the Company as of March 30, 2003, an unaudited consolidated pro forma statement of operations of the Company for the fiscal year ended June 30, 2002, and an unaudited consolidated pro forma statement of operations of the Company for the nine months ended March 30, 2003.

The information included in the exhibits attached to this Form 8-K updates the information provided by the Company in its Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 3, 2003 and April 18, 2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               UNICCO Service Company
                               (Registrant)

Date:  July 21, 2003           By:  /s/ George Keches
                                    -----------------------------------
                               Name: George Keches
                               Title: President

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                                  EXHIBIT INDEX

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
EXHIBIT NO.        DESCRIPTION
-----------        -----------
99.1               Information Statement dated July 18, 2003

99.2               Form of Supplemental Indenture -- Appendix A to Information Statement

99.3               Form of Global Note -- Exhibit A-1 to Supplemental Indenture

99.4               Cover Letter to Information Statement from Company's Chief Financial Officer
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